Financial Income, Net	9 Months Ended
Sep. 30, 2024
Financial Income, Net [Abstract]
FINANCIAL INCOME, NET

NOTE 13 - FINANCIAL INCOME, NET

	Nine months ended September 30		Three months ended September 30
	2024	2023	2024	2023
	U.S. dollars in thousands
Foreign currency exchange differences	(972)	(3,652)	299	(1,379)
Interest income on short-term deposits	4,658	4,892	1,597	1,802
Other	(27)	(80)	(11)	(55)
Total financial income, net	3,659	1,160	1,885	368